UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2005 (October 27, 2005)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2005, National Health Investors, Inc. issued a press release announcing its third quarter results. A copy of the press release is filed an Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By:/s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: October 27, 2005

Exhibit Index

Number	Exhibit
99	Press release, dated October 27, 2005

EXHIBIT 99

For Release: October 27, 2005

Contact: Gerald Coggin, VP of Corporate Relation

Phone: (615) 890-9100

NHI reports third quarter income

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI) announced income from continuing operations for the third quarter ended September 30 of $12,486,000 or 45 cents per basic and diluted share of common stock compared to $12,084,000, or 44 cents per basic and diluted share of common stock for the same period in 2004.

Funds from operations ("FFO") for the third quarter ended September 30 was $15,383,000, or 55 cents per basic and $15,400,000, or 55 cents per diluted share of common stock compared to $14,993,000, or 55 cents per basic and $15,022,000, or 54 cents per diluted share for the same period in 2004.

Income from continuing operations for the nine months ended September 30 was $41,440,000 or $1.50 per basic and $1.49 per diluted share of common stock compared to $36,744,000 or $1.33 per basic and $1.32 per diluted share of common stock for the same period in 2004.

For the nine months ended September 30, FFO was $48,065,000 or $1.74 per basic and $48,131,000 or $1.73 per diluted share of common stock compared to $44,555,000 or $1.64 per basic and $44,646,000 or $1.63 per diluted share for the same period in 2004.

Net income for the three months and nine months ended September 30, was $12,540,000 and $42,149,000, respectively, versus $12,032,000 and $37,428,000, respectively, for the same period in 2004.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI's third quarter results

(in thousands, except share and per share	Three Months Ended Sept. 30	Nine Months Ended Sept. 30
	2005	2004	2005	2004
Revenues:
Mortgage interest income	$6,710	$4,281	$14,541	$13,950
Rental income	11,298	12,126	34,357	36,485
Facility operating revenues	23,490	21,841	69,973	63,010
	41,498	38,248	118,871	113,445
Expenses:
Interest	2,101	3,105	6,500	9,308
Depreciation	3,185	3,387	9,510	10,215
Amortization of loan cost	34	37	140	111
Legal expense	45	197	367	1,115
Franchise, excise and other taxes	102	79	387	215
General and administrative	1,033	952	3,205	2,872
Loan, REMIC, realty, and security
losses, (recoveries), net	2,852	---	6,380	(896)
Facility operating expense	21,947	20,001	65,751	60,282
	31,299	27,758	92,240	83,222
Income before non-operating income	10,199	10,490	26,631	30,223
Non-operating income (investments
and other)	2,287	1,594	14,809	6,521
Income from continuing operations	12,486	12,084	41,440	36,744
Discontinued operations
Operating income (loss)-	29	(52)	(64)	(568)
Net gain on sale of real estate	25	---	773	1,252
	54	(52)	709	684
Net Income	12,540	12,032	42,149	37,428
Dividends to preferred stockholders	---	---	---	(514)
Net income applicable to common stock	$12,540	$12,032	$42,149	$36,914

Income from continuing operations per common share:
Basic		$.45		$.44	$1.50	$1.33
Diluted		$.45		$.44	$1.49	$1.32

Discontinued operations per common share:
Basic	$	---	$	---	$.02	$.03
Diluted	$	---		$(.01)	$.03	$.03

Net income per common share:
Basic		$.45		$.44	$1.52	$1.36
Diluted		$.45		$.43	$1.52	$1.35

Funds from operations:
Basic		$15,383		$14,993	$48,065	$44,555
Diluted		$15,400		$15,022	$48,131	$44,646

Funds from operations per common share:
Basic		$.55		$.55	$1.74	$1.64
Diluted		$.55		$.54	$1.73	$1.63
Weighted average common shares
Basic	27,741,424	27,488,855	27,676,367	27,178,491
Diluted	27,860,177	27,769,366	27,829,214	27,457,222

Dividends per common share	$.450	$.425	$1.35	$1.275

Balance Sheet Data
(in thousands)	Sept. 30	December 31
	2005	2004
Real estate properties, net	$266,010	$278,170
Mortgages receivable, net	119,460	112,072
Preferred stock investments	38,132	38,132
Cash and marketable securities	155,801	190,313
Debt	118,446	154,432
Convertible debt	582	1,116
Stockholders' equity	424,959	425,539

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Page 3 NHI's third quarter results

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations:

(in thousands, except share and per share amounts)

Three Months Ended Sept. 30	Nine Months Ended Sept. 30
	2005	2004	2005	2004

Net income	$12,540	$12,032	$42,149	$37,428
Dividends to preferred stockholders	---	---	---	(514)
Net income applicable to common stockholders	12,540	12,032	42,149	36,914
Elimination of non-cash items in net income:
Real estate depreciation	2,868	2,883	8,538	8,659
Real estate depreciation in discontinued
operations	---	78	22	234
Gain on sale of real estate	(25)	---	(2,644)	(1,252)
Basic funds from operations applicable to
common stockholders	15,383	14,993	48,065	44,555

Interest on convertible subordinated debentures	17	29	66	91

Diluted funds from operations applicable to
common stockholders	$15,400	$15,022	$48,131	$44,646

Basic funds from operations per share	$.55	$.55	$1.74	$1.64
Diluted funds from operations per share	$.55	$.54	$1.73	$1.63

Shares for basic funds from operations per share	27,741,424	27,488,855	27,676,367	27,178,491
Shares for diluted funds from operations per share	27,860,177	27,769,366	27,829,214	27,457,222

(1) Management believes that funds from operations is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that used historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the real estate investment trust industry to address this issue. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) We have complied with the SEC's interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO. The SEC's position is that recurring impairments on real property are not an appropriate adjustment.

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Page 4 NHI's third quarter results

National Health Investors, Inc. Portfolio Summary September 30, 2005

Portfolio Statistics	Investment
		Properties	Investment	Percentage
1	Equity Ownership	94	266,010,000	69%
2	Mortgage Loan Receivables	64	119,460,000	31%
3	Total Real Estate Portfolio	158	385,470,000	100%

Equity Ownership	Properties	Beds	Investment
	Nursing Homes	69	9,242	$177,612,000
2	Assisted Living	15	1,328	60,178,000
3	Medical Office Buildings	4	124,427 sq.ft.	10,528,000
4	Retirement Homes	5	426	10,352,000
5	Hospitals	1	55	7,340,000
		94		$266,010,000

Mortgage Loan Receivables	Properties	Beds	Investments

Nursing Homes	46	5,005	$113,108,000
Retirement Homes	1	60	2,019,000
Developmentally Disabled	17	108	4,333,000
	64		$119,460,000
Remic II Investment		459
Total Mortgage Portfolio	64		$119,460,000

Summary of Facilities by Type:
			Percentage of	Total
		Properties	Total Dollars	Dollars
1	Nursing Homes	115	75.42%	$290,720,000
2	Assisted Living	15	15.61%	60,178,000
3	Medical Office Buildings	4	2.73%	10,528,000
4	Retirement Homes	6	3.21%	12,371,000
5	Hospitals	1	1.90%	7,340,000
6	Developmentally Disabled	17	1.12%	4,333,000
		158	100.00%	$385,470,000

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Page 5 NHI's third quarter results

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars
Public	71	24.94%	$ 96,144,000
Regional	80	68.31%	263,321,000
Small	7	6.75%	26,005,000
	158	100.00%	$385,470,000

NHC Managed Assets			51,628,000
Total Assets (incl Marketable securities)			443,488,000
			11.64%

Net Real Estate			266,010,000
Mortgages			119,460,000
Other Notes Receivable			-
Preferred Stock			38,132,000
Marketable Securities			19,886,000
REMICS			-
Total Portfolio			443,488,000

Public Operators
		Percentage of	Dollar
		Total Portfolio	Amount
National HealthCare Corp.		13.39%	$51,628,000
Community Health Systems, Inc.		3.53%	13,603,000
Sunrise Senior Living Services		3.47%	13,394,000
Sun Healthcare		2.31%	8,921,000
Res-Care, Inc.		1.12%	4,333,000
HCA-The Healthcare Company		1.11%	4,265,000
		24.94%	$96,144,000

National Health Investors, Inc.	Summary of Facilities by State	September 30, 2005
Percent
	Acute		Dev.	Asst.	Retire-		Investment	Total
LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
1	Florida	17		1	14	5		37	$ 89,877,000	23.32%
2	Texas	27		2			1	30	85,284,000	22.12%
3	Tennessee	20			3	3	2	28	34,731,000	9.01%
4	Missouri	9					1	10	26,442,000	6.86%
5	New Jersey	2				1		3	25,482,000	6.61%
6	Virginia	8						8	20,192,000	5.24%
7	Arizona	1				4		5	18,621,000	4.83%
8	New Hampshire	3					1	4	15,153,000	3.93%
9	Georgia	7						7	14,929,000	3.87%
10	Massachusetts	4						4	11,164,000	2.90%
11	Kansas	7						7	11,196,000	2.90%
12	Kentucky	3	1					4	8,946,000	2.32%
13	South Carolina	3				1		4	7,855,000	2.04%
14	Idaho	1					1	2	5,404,000	1.40%
15	Pennsylvania	0				1		1	4,392,000	1.14%
16	Alabama	2						2	2,211,000	0.57%
17	Wisconsin	1						1	2,050,000	0.53%
18	Illinois	0		1				1	1,541,000	0.40%
		115	1	4	17	15	6	158	$385,470,000	100.00%